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New Democratized Prime Pool Launch! CBLs

Figure Markets <no-reply@email.figuremarkets.com>
Reply-To: <support@figuremarkets.com>

Tue, Sep 16 at 08:00

FIGURE

Hi there,

We've added a new pool to Democratized Prime!
Introducing the Crypto-Backed Loan (CBL) Pool where **you can receive 8.5% lending your cash**.

What is Democratized Prime? It's Figure's one-of-a-kind borrow/lend pool where customers can lend cash against revenue generating assets or businesses and tap into that flow for themselves.

Quick CBL Pool Hits:

✓ **Lend at 8.5% APR at launch.**

✓ Pool will start near ~$5M max borrow of Crypto-Backed Loans: USD loans where customers post BTC/ETH as collateral up to 75% LTV.

✓ Borrowers pay interest; when your offer is borrowed, you earn the period APR (8.5% at launch)

Get started

1. Download Figure Markets
2. Acquire $YLDS - Purchase directly in the mobile app or through the FCC section of the Figure Markets website
3. Open Democratized Prime & select the CBL Pool
4. Set your APR & let your cash work for you

Start Lending Today

The CBL pool is now Figure's second asset-backed pool and fourth pool overall (HELOC, Margin USD, Crypto Margin, now CBL). Democratized Prime is becoming a portfolio construction tool. In the future we'll add auto loans, personal loans, payday loans, student loans, etc… so you can build an entire portfolio in one platform.

- The Figure Team